   LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                   issued by

                          BMA VARIABLE LIFE ACCOUNT A

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                  May 1, 2003

Service Center:

BMA
2000 Wade Hampton Boulevard
Greenville, SC 29615-1064
1-800-423-9398

   This prospectus describes a last survivor flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America (BMA, us, our or we). The Policy is a long-term investment designed to provide life insurance protection on the lives of two persons. This prospectus provides important information that a prospective investor should know before investing.

   You can allocate all or part of your Accumulation Value to:

  . The Investment Options (you have investment risk, including possible loss of principal)

  . Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)

   THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
             POLICY BENEFITS/RISK SUMMARY....................   3
              POLICY BENEFITS................................   3
              POLICY RISKS...................................   4
             FEE TABLE.......................................   6
             THE POLICY......................................  10
                Ownership....................................  11
                Changes to Policy............................  11
             PURCHASING POLICY...............................  11
                Premiums.....................................  11
                Applying For a Policy and Insurance Coverage.  12
                Issue Ages...................................  13
                Allocation of Premiums.......................  13
                Lapse, Grace Period and Reinstatement........  13
                Maturity Date................................  14
                Termination of Policy........................  15
             POLICY VALUES...................................  15
                Accumulation Value...........................  15
                Cash Surrender Value.........................  15
                Accumulation Unit Value......................  15
                Right to Refund..............................  16
             DEATH BENEFITS..................................  16
                Change in Death Benefit Option...............  17
                Specified Amount.............................  18
                Settlement Options...........................  19
             OPTIONAL INSURANCE RIDERS.......................  19
                Guaranteed Minimum Death Benefit Rider.......  19
                Survivorship Term Rider......................  19
                Four Year Term Insurance Rider...............  20
             CHARGES AND DEDUCTIONS..........................  20
              GENERAL........................................  20
              CHARGES DEDUCTED FROM PREMIUM PAYMENTS.........  20
                Premium Charge...............................  20
             PERIODIC CHARGES................................  21
                Monthly Deduction............................  21
                Investment Option Expenses...................  22
                TRANSACTION CHARGES..........................  22
                Surrender Charge.............................  22
                Partial Surrender Fee........................  23
                Reduction or Elimination of Surrender Charge.  23
                Transfer Fee.................................  23
                Taxes........................................  23
             INVESTMENT OPTIONS..............................  23
             FIXED ACCOUNT...................................  25
             TRANSFERS.......................................  26
                Dollar Cost Averaging........................  26
                Asset Rebalancing............................  27
                Asset Allocation Option......................  27
             ACCESS TO YOUR MONEY............................  28
                Loans........................................  28
                Surrenders...................................  29

                                                         Page
                                                         ----
                   FEDERAL TAX MATTERS..................  29
                      Life Insurance in General.........  29
                      Taking Money Out of Your Policy...  30
                      Diversification and Owner Control.  30
                      Payment Options...................  31
                      Business Use......................  31
                   STATE VARIATIONS.....................  31
                   FINANCIAL STATEMENTS.................  31
                   APPENDIX A--Glossary................. A-1
                   APPENDIX B--Investment Options....... B-1

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

Investment Options

   You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

Death Benefits

   We pay the Death Proceeds to your Beneficiary when the last surviving Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value on the date of the last surviving Insured's death. You can choose between the following two Death Benefits Options:

      Level Death Benefit

      Adjustable Death Benefit

   Under certain circumstances, you can change Death Benefit options. You can also change the Specified Amount under certain circumstances.

   The actual amount payable to your Beneficiary is the Death Proceeds which is equal to the Death Benefit less any Indebtedness.

   All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

Surrenders and Partial Surrenders

   Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

   Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

Transfers

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.

Loans

   You may take a loan while the Policy is in force and not in the Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

Supplemental Benefits

   You may supplement the Policy with the following riders (where available):

  .  Guaranteed Minimum Death Benefit Rider

  .  Extension of Maturity Date Rider

  .  Survivorship Term Rider

  .  Exchange Option Rider

  .  Four Year Term Insurance Rider

POLICY RISKS

   It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

Investment Risk

   If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

Risk of Lapse

   If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this five year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

Surrender Risks

   The Surrender Charge under the Policy applies for 15 Policy Years after the Policy Date. A Surrender Charge will also be applied for 15 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy as a short-term investment. The Policy has been designed to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

   Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See Risk of Lapse above.

   Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.
   A surrender may have tax consequences.

Loan Risks

   A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   We reduce the amount we pay on the last surviving Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

   If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

Tax Risks

   We believe that the Policy will qualify as a life insurance contract under federal tax laws. However due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the death benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

   Tax law classifies certain life insurance contracts as modified endowment contracts (MECs) depending upon the amount and timing of premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

   Under current federal tax rules, it is unclear under which circumstances a Policy Owner, because of the degree of control over the investments underlying the Policy will be considered the Owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policy Owner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance.

   Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax adviser regarding your particular circumstances and how these laws may affect you.

   See "Federal Tax Matters" for further information about taxes.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.

                               Transaction Fees

         Charge                   When Charge is Deducted                       Amount Deducted
         ------                   -----------------------                       ---------------
Premium Charge(1)        Upon payment of Premium                    8.0% of all Premiums

Surrender Charge(2)

Minimum and Maximum      Upon total surrender before 15th Policy    First year minimum charge is $1.50
Charge                   Anniversary or within 15 years after       per $1,000 of Specified Amount.
                         increase in Specified Amount. For a        First year maximum charge is $40.00
                         requested decrease in Specified Amount     per $1,000 of Specified Amount.
                         before 15th Policy Anniversary, or within
                         15 years after increase in Specified
                         Amount. For partial surrenders, for any
                         amount that Specified Amount is
                         reduced.

Surrender Charge for                                                $13.00 per $1,000 of Specified
representative Owners(3)                                            Amount.

Partial Surrender Fee    Upon partial surrender                     $25

Transfer Fee             Upon transfers after 12 free transfers per $25 per transfer after 12 free transfers
                         Policy Year.                               each Policy Year

--------
(1) The Premium Charge is 8.00% of all Premiums in Policy Years 1-10 and is 4.0% of all Premiums in Policy Years 11 and later.
(2) Surrender Charges vary by year of surrender, Initial Base Policy Specified Amount, Issue Age, sex and Rate Class of each Insured. The Surrender Charge for total surrenders is level for the first three Policy Years and then grades down each year beginning in Policy Year four and is zero in Policy Years sixteen and later. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule which shows the Surrender Charge during each Policy Year. The charge is not affected by the addition of riders.
(3) The representative Policy Owners are a male Insured, Issue Age 60, Standard Non-tobacco; and a female insured, Issue Age 58, Standard Non-tobacco.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

       Periodic Charges Other than Investment Option Operating Expenses

          Charge                When Charge is Deducted(2)                Amount Deducted
          ------                --------------------------                ---------------
Cost of Insurance(1)

Minimum and Maximum        On Policy Date and monthly on each   $0.00006-$83.00 per month per
COI Charge                 Monthly Anniversary Day              $1,000 of net amount at risk(4)

COI Charge for             On Policy Date and monthly on each   $0.005 per month per $1,000 of
representative Owners(3)   Monthly Anniversary Day              net amount at risk in the first
                                                                Policy Year(4)

Policy Charge(5)           On Policy Date and monthly on each   $35.00 per Policy Month
                           Monthly Anniversary Day

Risk Charge(6)             Monthly on each Monthly              .07% per month of Accumulation
                           Anniversary Day                      Value in Separate Account

Per $1,000 of Specified    On Policy Date and monthly on each   $.08 per month per $1,000 of Initial
Amount Charge              Monthly Anniversary Day during       Base Policy Specified Amount
                           Policy Year 1 and monthly for
                           12 Months following an increase in
                           Specified Amount

Loan Interest Rate Charged Upon first interest payment due date 6% in arrears and on each Policy Anniversary

OPTIONAL RIDER
CHARGES(7):

Survivorship Term Rider(8) On Policy Date and monthly on each   $0.00003-$83.00 per month per
(Minimum and Maximum       Monthly Anniversary Day              $1,000 of Survivorship Term Rider
Charge)                                                         Amount

Charge for representative                                       $0.003 per month per $1,000 of
Owners(3)                                                       Survivorship Term Rider Amount in
                                                                the first Policy Year

Four Year Term Insurance   On Policy Date and monthly on each   $0.00006-$68.00 per month per
Rider(8) (Minimum and      Monthly Anniversary Day for first    $1,000 of Four Year Term Rider
Maximum Charge)            4 Policy Years                       Amount

Charge for representative                                       $0.005 per month per $1,000 of Four
Owners(3)                                                       Year Term Rider Amount in the first
                                                                Policy Year

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(1) Cost of insurance charges are based on the Specified Amount, sex, Issue Age, and Rate Class of each Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.
(2) The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the risk charge) for the period from the Policy Date to such date.
(3) The representative Policy Owners are a male Insured, Issue Age 60, Standard Non-tobacco; and a female Insured, Issue Age 58, Standard Non-tobacco with a Level Death Benefit Option.

(4) The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See the SAI regarding the Net Amount at Risk.
(5) The Policy Charge is $35.00 per Policy Month for Policy Year 1 and $7.50 per Policy Month for Policy Years 2 and later. (This charge can be increased but will never exceed $10.00 per month.)
(6) The Risk Charge is .07% per Policy Month of Accumulation Value in the Separate Account for Policy Years 1-15 and .03% per Policy Month of Accumulation Value in the Separate Account for Policy Years 16 and later.
(7) We do not assess a charge for the Extension of Maturity Date Rider, Guaranteed Minimum Death Benefit Rider and Exchange Option Rider.
(8) The charge for the Rider varies based on the individual characteristics of the Insureds. The charge shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064 or by calling 1-800-423-9398.

   The next item shows the minimum and maximum total operating expenses charged by the Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses are contained in the prospectuses for the Investment Options.

                 RANGE OF INVESTMENT OPTION OPERATING EXPENSES

                                                                                    Minimum Maximum
                                                                                    ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
  Portfolio's assets, including management fees, 12b-1 fees and other expenses)....   .27%   1.88%
Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense
  Reimbursement* (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or
  reimbursement arrangement).......................................................   .27%   1.42%

--------
 * The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the adviser to waive or reimburse operating expenses until at least May 1, 2004, as described in more detail below.

   The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2002, before and after any applicable contractual expense reimbursements and/or waivers.

          Total Annual Portfolio Expenses for Each Investment Option

                                                                                            Total   Total Net
                                                                                  Other    Annual    Annual
                                                       Management 12b-1  Other     Net    Portfolio Portfolio
                                                          Fees    Fees  Expenses Expenses Expenses  Expenses
                                                       ---------- ----- -------- -------- --------- ---------
INVESTORS MARK SERIES FUND, INC.(1)
   Intermediate Fixed Income Portfolio................    .60%      --   1.24%     .20%     1.84%      .80%
   Mid Cap Equity Portfolio...........................    .80%      --   1.08%     .10%     1.88%      .90%
   Money Market Portfolio.............................    .40%      --   1.05%     .10%     1.45%      .50%
   Global Fixed Income Portfolio......................    .75%      --   1.12%     .25%     1.87%     1.00%
   Small Cap Equity Portfolio.........................    .95%      --    .87%     .10%     1.82%     1.05%
   Large Cap Growth Portfolio.........................    .80%      --    .77%     .10%     1.57%      .90%
   Large Cap Value Portfolio..........................    .80%      --    .84%     .10%     1.64%      .90%
   Growth & Income Portfolio..........................    .80%      --    .56%     .10%     1.36%      .90%
   Balanced Portfolio.................................     80%      --    .93%     .10%     1.73%      .90%
JANUS ASPEN SERIES (Institutional Shares)(2)
   Janus Aspen Series International Growth Portfolio      .65%      --    .09%     .09%      .74%      .74%
THE ALGER AMERICAN FUND (Class O Shares)
   Alger American Growth Portfolio....................    .75%      --    .10%     .10%      .85%      .85%
   Alger American Leveraged AllCap Portfolio..........    .85%      --    .11%     .11%      .96%      .96%
   Alger American MidCap Growth Portfolio.............    .80%      --    .13%     .13%      .93%      .93%
AMERICAN CENTURY VARIABLE PORTFOLIOS,
 INC.
   VP Value (3).......................................    .95%      --    .00%     .00%      .95%      .95%
   VP Income & Growth.................................    .70%      --    .00%     .00%      .70%      .70%
DREYFUS STOCK INDEX FUND, INC.--Initial
 Shares(4)............................................    .25%      --    .02%     .02%      .27%      .27%
DREYFUS VARIABLE INVESTMENT FUND--Initial
 Shares(4)
   Dreyfus VIF Disciplined Stock Portfolio............    .75%      --    .08%     .08%      .83%      .83%
VARIABLE INSURANCE PRODUCTS FUND,
 SERVICE CLASS 2 (5)
   Fidelity VIP Overseas Portfolio....................    .73%    .25%    .18%     .18%     1.16%     1.16%
   Fidelity VIP Growth Portfolio......................    .58%    .25%    .10%     .10%      .93%      .93%
   Fidelity VIP Contrafund Portfolio..................    .58%    .25%    .10%      10%      .93%      .93%
INVESCO VARIABLE INVESTMENT FUNDS,
 INC.(6)
   INVESCO VIF-High Yield Fund........................    .60%      --    .45%     .45%     1.05%     1.05%
   INVESCO VIF-Core Equity Fund.......................    .75%      --    .37%     .37%     1.12%     1.12%
LAZARD RETIREMENT SERIES, INC.(7)
   Lazard Retirement Small Cap Portfolio..............    .75%    .25%    .42%     .25%     1.42%     1.42%

--------
(1) Investors Mark Advisor, LLC contractually agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2002 and will continue this arrangement until May 1, 2005 so that the annual expenses do not exceed the amounts set forth above under "Total Net Annual Portfolio Expenses" for each Portfolio.
(2) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangement.
(3) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.
(4) The expenses shown are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(6) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.
(7) Lazard Asset Management, LLC, the fund's investment adviser, voluntarily agreed to reimburse all expenses through December 31, 2003 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expenses for the year ended December 31, 2002 would have been 1.42% for the Lazard Retirement Small Cap Portfolio.

               Business Men's Assurance Company of America (BMA)

   Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina.

                          BMA Variable Life Account A

   We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

   The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. BMA is responsible for all obligations under the Policies.

                                  THE POLICY

   The variable life insurance policy is a contract between you, the Owner, and BMA, an insurance company. The Policy is intended as a long term investment.

   The Policy offers the following to individuals:

  .  create or conserve one's estate

  .  supplement retirement income

  .  access to funds through loans and surrenders.

   The Policy offers the following:

  .  provide debt protection for business loans

  .  create a fund for employee benefits, buy-outs and future business needs.

   The Policy provides for life insurance coverage on the lives of two persons (the "Insureds") and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the

Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

   Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. Upon the death of the last surviving Insured, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds makes this an excellent way to accumulate money you do not think you will use in your lifetime and is a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

   Owner. The Insureds are the Owner of the Policy unless you tell us otherwise. The Owner has all of the rights under the Policy. You can name a Contingent Owner. If the Owner dies before both of the Insureds have died, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

   Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

   Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while either of the Insureds is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

   Assignment.  You can assign the Policy.

   Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before both Insureds die. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

   Any change in the Policy will be binding on us only when endorsed by our President, Vice President, Secretary or Assistant Secretary.

   To the extent permitted by applicable laws and regulation, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                             PURCHASING THE POLICY

Premiums

   Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy which allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums.

   Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Insureds are still insurable. All Premiums are payable at the BMA Service Center.

   You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Insureds before the Net Premium is allocated to the Fixed Account or the Investment Options.

Applying For a Policy and Insurance Coverage

   If you wish to purchase a Policy, you must submit an application to us. You must select:

      1. a Specified Amount (the minimum Specified Amount is $250,000 and the maximum is $999,999,999.99);

      2. a Death Benefit Option (Level Death Benefit or Adjustable Death
   Benefit);

      3. the amount of Planned Premiums that you intend to pay; and

      4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

   As part of the application we ask you to give us information about the proposed Insureds. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Insureds to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Insureds, we determine the Insureds' Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

   Our underwriting process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Insureds are an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance which is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

      1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

      2. conditional coverage expires when we issue you a Policy;

      3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

      4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Insureds were an acceptable risk for the insurance applied for.

   If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to six (6) months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the underwriting process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at five Business Days after we complete our underwriting.

Issue Ages

   We currently issue to Insureds whose ages are 20-90. The older Insured must be no older than 90 and the younger Insured must be no older than 85. Standard rates are issued to ages 20-90 and Preferred rates are issued to ages 20-85.

Allocation of Premiums

   When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the underwriting process. Upon completion of the underwriting process, your money will be moved to the Money Market Portfolio where it will remain for 10 days (or the Free Look period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise.

   Free Look Period. If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

   When your application for the Policy is in good order, we will invest your first Premium in the Money Market Portfolio within two days after we have completed our underwriting process. Subsequent Premiums will be allocated in accordance with the selections in your application.

   If as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

   Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first five Policy Years, the Policy will not terminate if the required Premiums are paid.

   If the last surviving Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the last surviving Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this five year period.

   During the first five Policy Years, the Policy will not terminate if the cumulative Premiums paid equal the No-Lapse Monthly Premium shown in the Policy times the number of monthly Anniversary Days that have occurred plus one. The cumulative Premiums paid are equal to:

  .  the total Premiums paid; less

  .  any Indebtedness; less

  . any partial surrenders, Partial Surrender Fees assessed and any pro-rata charge assessed for the partial surrenders.

   Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within five years after the date of termination and prior to the Maturity Date.

   You must satisfy the following conditions for reinstatement:

  . Evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

  .  payment or reinstatement of all Indebtedness on the Policy;

  . payment of a Premium sufficient to provide enough Accumulative Value to cover two months' Monthly Deductions due at time of termination; and

  . payment of a Premium sufficient to keep the Policy in force for at least three Policy months following reinstatement.

   The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

   If the Policy terminates during the first five Policy Years, the period during which the cumulative premiums are payable (as stated in the Insufficient Accumulation Value provision of the Policy) is suspended. This period will resume on the effective date of the reinstated Policy.

   The length of any remaining period during which the Surrender Charge applies and the amount of any remaining Surrender Charge is the same on the date of reinstatement as on the date of termination.

Maturity Date

   The Maturity Date is the date the Accumulation Value, less any Indebtedness, becomes payable to you, if at least one Insured is living and the Policy is in force. The Maturity Date is the Policy Anniversary following the younger Insured's 100th birthday.

   If the Policy is in force on the Maturity Date:

      1. all insurance benefits end; and

      2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

   The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

   If all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date pursuant to the Extension of Maturity Date Rider until the death of the last of the Insureds or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

   No other riders will continue past the original Policy Maturity Date as a result of extending the Maturity Date under the rider.

   The Death Benefit after the Maturity Date will be the Accumulation Value, less any Indebtedness. Monthly deduction amounts will no longer be deducted from the Accumulation Value, and additional Premiums will not be accepted.

   Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted.

Termination of Policy

   The Policy will terminate on the earliest of these dates:

      1. the Maturity Date;

      2. the date the last surviving Insured dies;

      3. the end of the Grace Period;

      4. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any;

      5. the date surrender of the Policy is effective, or;

      6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

POLICY VALUES

Accumulation Value

   The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

Cash Surrender Value

   The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

   The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

   Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

   When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

   After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all the Investment Options and the Fixed Account.

   When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e. a surrender and a purchase.

   Example:

      On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Large Cap Value Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Large Cap Value Portfolio.

Right to Refund

   To receive the tax treatment accorded life insurance under federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid which we determine will cause any coverage under the Policy to fail to qualify and to continue to qualify as life insurance under applicable tax law or will cause it to become a Modified Endowment Contract (MEC). Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

   If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a BMA Policy

   Under federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet our policy exchange rules in effect at that time.

                                DEATH BENEFITS

   The primary purpose of the Policy is to provide Death Benefit protection on the lives of the Insureds. While the Policy is in force, upon the death of the last surviving Insured, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the last surviving Insured dies during the Grace Period, the Premiums required to provide coverage to the date of the last surviving Insured's death will be deducted from any amounts payable under the Policy. The Death Benefit is calculated on the date of death of the last surviving Insured.

   The amount of the Death Benefit depends upon:

  .  the Specified Amount,

  . your Policy's Accumulation Value on the date of the last surviving Insured's death, and

  .  the Death Benefit Option in effect at the time of death.

   The Policy provides two Death Benefit options:

  .  a Level Death Benefit, and

  .  an Adjustable Death Benefit.

   So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

Level Death Benefit Option

   The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death of the last surviving Insured; or

      2. the Accumulation Value on the date of death of the last surviving Insured multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

   The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

      1. the Specified Amount on the date of death of the last surviving Insured plus the Accumulation Value on the date of death of the last surviving Insured; or

      2. the Accumulation Value on the date of death of the last surviving Insured multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

      The applicable percentage is a percentage that is based on the Attained Age of the younger of the Insureds on the Policy Date plus the number of completed Policy Years on the date that the Death Benefit is to be determined and is equal to the following:

              TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                    Attained  Corridor  Attained  Corridor
                      Age    Percentage   Age    Percentage
                    -------- ---------- -------- ----------
                      0-40      250%       60       130%
                       41       243%       61       128%
                       42       236%       62       126%
                       43       229%       63       124%
                       44       222%       64       122%
                       45       215%       65       120%
                       46       209%       66       119%
                       47       203%       67       118%
                       48       197%       68       117%
                       49       191%       69       116%
                       50       185%       70       115%
                       51       178%       71       113%
                       52       171%       72       111%
                       53       164%       73       109%
                       54       157%       74       107%
                       55       150%     75-90      105%
                       56       146%       91       104%
                       57       142%       92       103%
                       58       138%       93       102%
                       59       134%       94       101%
                                         95-100     100%

Change in Death Benefit Option

   You may change the Death Benefit option after the Policy has been in force for at least one year, subject to the following:

      1. You must submit an Authorized Request;

      2. once the Death Benefit option has been changed, it cannot be changed again until the next Policy year;

      3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that both Insureds are still living;

      4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $125,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

      5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

   Any change in a Death Benefit option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

   The minimum Specified Amount is $250,000 ($125,000 when there is a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). The maximum Specified Amount is $999,999,999.99.

   You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again until the next Policy Year.

Specified Amount Increase

   To increase the Specified Amount You must:

      1. submit an application for the increase;

      2. submit proof satisfactory to us that the each Insured is an insurable risk; and

      3. pay any additional Premium which is required.

   The Specified Amount can only be increased while the older Insured is age 90 or less and the younger Insured is age 85 or less. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase provided both Insureds are alive on that day. The Specified Amount increase must be for at least $100,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class of each Insured. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Base Policy Specified Amount. Each increase will have its own cost of insurance schedule.

   The following changes will be made to reflect the increase in Specified
Amount:

      1. the No-Lapse Monthly Minimum Premium will be increased;

      2. an additional Surrender Charge for the increase in Specified Amount will apply.

   We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

Specified Amount Decrease

   You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

      1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

      2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

   A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Base Policy Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Base Policy Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

   The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

   There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy other than in a single lump sum under one of the payment options provisions of the Policy. The payment options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

                           OPTIONAL INSURANCE RIDERS

   Below is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars to your own situation.

Guaranteed Minimum Death Benefit Rider

   You can elect to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB payment requirement has been met. By meeting the GMDB Payment requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB Period.

   The GMDB Period begins when the Policy is issued and continues until the Policy anniversary on which the younger Insured's attained age is 65 or ten years, if longer.

   There is no separate charge for this rider but in order to have the GMDB provided by the rider you must pay a certain level Premium each month which is greater than the No-Lapse Monthly Minimum Premium. The GMDB payment requirement is met if the total Premiums paid during the GMDB Period are at least as large as the sum of cumulative GMDB Premiums paid plus any partial surrenders and plus any Indebtedness. The cumulative GMDB Premiums equal the Guaranteed Minimum Death Benefit Premium times the number of Monthly Anniversary Days that have occurred plus one. The initial monthly GMDB Premium is shown in the Policy Schedule. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day. Ask your registered representative for the particulars to your own situation.

Survivorship Term Rider

   This rider provides a death benefit payable upon the death of the last surviving Insured under the Policy. The amount of the death benefit is the rider specified amount less the difference between the Death Benefit for the base Policy and the Death Benefit for the Policy calculated without using the corridor factors as stated in the rider. There will be an additional charge for the rider which will be withdrawn from the Accumulation Value of the Policy. The rider will terminate on the earliest of the original Maturity Date of the Policy or upon termination of the Policy.

Four Year Term Insurance Rider

   This rider provides term insurance for the first four years of the Policy. The rider death benefit is payable on the death of both Insureds and will be added to the Death Proceeds payable under the Policy. The amount of insurance under this rider will decrease if the Specified Amount of the Policy is decreased. There is an additional charge for this rider. The rider will terminate on the earliest of the fourth Policy Anniversary or termination of the Policy.

Exchange Option Rider

   This rider allows you the option to exchange the Policy for two individual Policies on the life of each Insured, in the event of the following occurrences:

      1. A final divorce decree on the Insured's marriage is issued and in effect for 6 months. The Insureds must have been married to each other on the Policy Date; or

      2. A significant change to the federal tax law of the Internal Revenue Code that results in (1) or (2) below:

          (a) The repeal of the unlimited marital deduction provision; or

          (b) The tax rate in the maximum federal estate bracket is reduced to 25% or less.

   The exercise of this option to exchange the Policy for two individual policies may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any option under this rider.

                            CHARGES AND DEDUCTIONS

GENERAL

   Charges are deducted in connection with the Policy to compensate us for:

  .  our expenses in selling the Policy;

  .  underwriting, issuing and administering the Policy;

  .  premium taxes incurred on Premiums received;

  .  providing the insurance benefits provided for in the Policy; and

  .  assuming certain risks in connection with the Policy.

   Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

   We deduct a Premium Charge from each Premium payment you make. We consider a portion of the premium charge a sales load. The sales load portion is 5.0% of Premiums paid during the first ten Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first fifteen Policy Years. The Premium Charge is as follows:

              Policy Years 1-10:............. 8.0% of all Premiums
              Policy Years 11 and thereafter: 4.0% of all Premiums

PERIODIC CHARGES

Monthly Deduction

   The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

      1. the Cost of Insurance for the following Policy Month; plus

      2. the Monthly Rider Charges for the following Policy Month, if any; plus

      3. the per $1,000 of Specified Amount Charge; plus

      4. the monthly Policy Charge for the following Policy Month; plus

      5. the Risk Charge.

   Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the lives of the Insureds for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the last surviving Insured should die during the month (the net amount at risk). The net amount at risk depends upon:

  .  the amount of the Death Benefit on the Monthly Anniversary Day,

  .  the monthly discount factor of 1.0032737, and

  .  the Accumulation Value on the Monthly Anniversary Day.

   We then determine the cost of insurance charge by multiplying the net amount at risk by the applicable cost of insurance rate.

   The monthly cost of insurance rate, per $1,000 of net amount at risk, is based on:

  .  Issue Age of each of the Insureds,

  .  sex of the Insureds,

  .  Rate Class of each of the Insureds, and

  .  the Policy Year.

   Generally, we use a cost of insurance rate that is less than the maximum rate.

   We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, (1980 CSO Table).

   If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon each Insured's substandard rating as determined during our underwriting process.

   We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.

   Risk Charge. We assess a Risk Charge which is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

Per Policy Month for Policy Years 1-15:         .07%, on a monthly basis, of the
                                                Accumulation Value in the Separate
                                                Account.
Per Policy Month for Policy Years 16 and later: .03%, on a monthly basis, of the
                                                Accumulation Value in the Separate
                                                Account.

   Policy Charge. We assess a Policy Charge which is deducted each Monthly Anniversary Day. The Policy Charge is:

Per Policy Month for Policy Year 1:            $35
Per Policy Month for Policy Years 2 and later: Currently, $7.50. This charge is not guaranteed and may be increased but it
                                               will not exceed $10 per month.

   Per $1,000 of Specified Amount Charge. We assess a Per $1,000 of Specified Amount Charge which is equal to $0.08 per month per $1,000 of Initial Base Policy Specified Amount for the first Policy Year. It is also deducted each month for the next 12 months following an increase to the Specified Amount.

   Investment Option Expenses. There are deductions from and expenses paid out of the assets of the various Investment Options. See the Fee Table in this prospectus and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

   Monthly Rider Charges. We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.

   If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy.

  .  Survivorship Term Rider

  .  Four Year Term Insurance Rider

   We do not assess a charge for the Extension of Maturity Date Rider, Guaranteed Minimum Death Benefit Rider and the Exchange Option Rider.

TRANSACTION CHARGES

Surrender Charge

   Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 15th Policy Anniversary or within 15 years following the effective date of any increase in Specified Amount, or if a decrease in Specified Amount is requested before the 15th Policy Anniversary or within 15 years following the effective date of any increase in Specified Amount, a Surrender Charge may be deducted. The Surrender Charge specific to your Policy is shown on your Policy Schedule.

   The maximum Surrender Charge that will be assessed ranges from $1.50 to $40.00 per $1,000 of Specified Amount. Surrender Charges vary by Initial Base Policy Specified Amount, year of surrender, Issue Age, sex and Rate Class of each Insured. The Surrender Charge for total surrenders is level for the first three Policy Years and then grades down each year beginning in Policy Year four and is zero in Policy Years sixteen and later. Your Policy will be issued with a Surrender Charge Schedule which shows the Surrender Charge during each Policy Year applicable to you.

   The charge is not affected by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

   When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

   The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Reduction or Elimination of the Surrender Charge

   We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

   Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Transfer Fee

   You can make 12 free transfers every Policy Year. If you make more than 12 transfers a year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

   We do not currently assess any charge for income taxes which we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                              INVESTMENT OPTIONS

   When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

   You can put your money in any of the Investment Options listed below.

THE ALGER AMERICAN FUND (Class O Shares)

   Advisor: Fred Alger Management, Inc.
      Alger American Growth Portfolio
      Alger American Leveraged AllCap Portfolio
      Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Value

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

   Advisor: The Dreyfus Corporation
      Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

   Advisor: INVESCO Funds Group, Inc.
      INVESCO VIF-High Yield Fund
      INVESCO VIF-Core Equity Fund

INVESTORS MARK SERIES FUND, INC.

   Advisor: Investors Mark Advisor, LLC

   Sub-Advisor: Standish Mellon Asset Management Company, LLC
      Intermediate Fixed Income Portfolio
      Mid Cap Equity Portfolio
      Money Market Portfolio
      Global Fixed Income Portfolio

   Sub-Advisor: Columbia Management Advisors, Inc. (formerly, Stein Roe & Farnham Incorporated)
      Small Cap Equity Portfolio
      Large Cap Growth Portfolio

   Sub-Advisor: David L. Babson & Company, Inc.
      Large Cap Value Portfolio

   Sub-Advisor: Lord Abbett & Co., LLC
      Growth & Income Portfolio

   Sub-Advisor: Kornitzer Capital Management, Inc.
      Balanced Portfolio

JANUS ASPEN SERIES (Institutional Shares)

   Advisor: Janus Capital Management, LLC
      Janus Aspen Series International Growth Portfolio*

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management, LLC
      Lazard Retirement Small Cap Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP") (Service Class 2)

      Advisor: Fidelity Management & Research Company
          Fidelity VIP Overseas Portfolio
          Fidelity VIP Growth Portfolio
          Fidelity VIP Contrafund(R) Portfolio
--------
 * Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

   You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. Appendix B contains a summary of the investment objectives and strategies of each Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

   Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   We may enter into certain arrangements under which we are reimbursed by the Investment Options advisers, distributors and/or affiliates for the administrative services which we provide to the portfolios.

   Substitution of Investment Options. If shares of any Investment Option become unavailable for investment or our Board of Directors deems further investment in the shares inappropriate, we may limit further purchase of such shares or may substitute one or more of the Investment Options you have selected with another Investment Option. We will not do a substitution without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

   Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

   If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

   The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy which is allocated to an Investment Option on the record date. Fractional votes are counted.

   We will determine the number of shares which a person has a right to vote as of the date to be chosen by us. Voting instructions will be solicited by written communication prior to such meeting.

   Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Option.

                                 FIXED ACCOUNT

   The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

   We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                   TRANSFERS

   You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

      1. The minimum amount which you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

      2. The maximum amount which can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each calendar year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

      3. The minimum amount which must remain in any Investment Option or Fixed Account after a transfer is $250.

      4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the BMA Service Center.

      5. Neither we nor our BMA Service Center is liable for a transfer made in accordance with your instructions.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

      7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

      .  a requirement of a minimum time period between each transfer;

      . not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

      . limiting the dollar amount that may be transferred by an Owner at any one time.

   Telephone Transfers. You may elect to make transfers by telephone. To elect this option you must do so in an Authorized Request. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums.

Dollar Cost Averaging

   The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount which can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000 to participate in Dollar Cost Averaging. You must participate in Dollar Cost Averaging for at least 6 or 12 months, whichever program you selected.

   All dollar cost averaging transfers will be made on the 15th day of the month unless otherwise designated, except the 29th, 30th and 31st of any month. If the designated day is not a Business Day, then the transfer will be made the next Business Day.

   If you participate in dollar cost averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

Asset Rebalancing Option

   Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, You can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our asset rebalancing option. The program will terminate if you make any transfer outside of the Investment Options You have selected under the asset rebalancing option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

   If you participate in the asset rebalancing option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the asset rebalancing option.

Asset Rebalancing Example:

   Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of Your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

Asset Allocation Option

   We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

   We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

   Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

   If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an asset allocation program.

                             ACCESS TO YOUR MONEY

Loans

   We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than six months, or the time period required by your state.

   The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

   Any Indebtedness will be deducted from any amount payable under the Policy.

   No new loan may be taken which, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

   Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the death benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

      (a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

      (b) any existing Indebtedness;

      (c) interest on all Indebtedness on the Policy to the next Policy Anniversary; and

      (d) prior to the ninth Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the ninth Policy Month, an amount equal to the sum of the next three Monthly Deductions.

   Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

   If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

   Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of not less than 5% for Policy Years 1-20 and 5.5% for Policy Years 21 and later.

   Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

   Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

   Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI--"Federal Tax Status--Tax Treatment of Loans and Surrenders".)

Surrenders

   Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

   Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

      1. A partial surrender must be for at least $500.

      2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the proportion to be taken from the Fixed Account may never be greater than the Fixed Account's proportion of the total unloaned Accumulation Value.

      3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

      4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page 17 exceeds the Specified Amount.)

      5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

      6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

                              FEDERAL TAX MATTERS

   NOTE: BMA has prepared the following information on federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. BMA has provided an additional discussion regarding taxes in the Statement of Additional Information.

Life Insurance in General

   Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the last surviving Insured. Estate taxes may apply.

Taking Money Out of Your Policy

   You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of premium paid into the policy during the first seven contract years. A reduction in the death benefit during the first seven years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

   If your Policy is a Modified Endowment Contract (MEC) any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from Your investment in the Policy. Consequently, these earnings are included in taxable income.

   Furthermore, distributions from a Policy within 2 years before it becomes a MEC will be treated as distributions from a MEC.

   The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

      (1) paid on or after the taxpayer reaches age 59 1/2;

      (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

      (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

   If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as indebtedness under the Policy and not as a taxable distribution. (See Federal Tax Status in the Statement of Additional Information for more details.)

Diversification and Owner Control

   The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

   Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the Owner of the shares of the Investment Options. If you are considered the Owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the Investment Options.

   Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

   Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

                               STATE VARIATIONS

   Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                               LEGAL PROCEEDINGS

   There are no material pending legal proceedings, other than ordinary routine litigation incidental to BMA's business, to which the Separate Account, Jones & Babson, Inc. (the principal underwriter) or BMA is a party.

                             FINANCIAL STATEMENTS

   Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

                                  APPENDIX A

                                   GLOSSARY

   Age: Issue Age is age last birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

   Authorized Request: A request, in a form satisfactory to us, which is received by the BMA Service Center.

   Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

   BMA Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the BMA Service Center.

   Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

   Death Benefit: The amount used to determine the Death Proceeds payable upon proof of the last surviving Insured's death while the Policy is in force. The Death Benefit can be either Level or Adjustable.

   Death Proceeds: The Death Proceeds equal the Death Benefit, less any Indebtedness.

   Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

   General Account: Our general investment account which contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

   Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

   Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

   Initial Base Policy Specified Amount: The amount of coverage initially selected by you at the time of application.

   Insureds: The two persons whose lives are insured under the Policy.

   Investment Option(s): Those investment options available through the Separate Account.

   Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

   Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if at least one Insured is living and the Policy is in force.

   Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $250,000.

   Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

   Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

   Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

   Owner: The Insureds are the Owner of the Policy unless otherwise designated. The Owner is entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

   Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

   Policy Date: The date by which Policy months, years and anniversaries are measured.

   Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

   Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

   Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

   Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

   Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this and certain other policies.

   Specified Amount: The Specified Amount is a dollar amount used as one of the factors in determining the Death Benefit under the Policy. The Specified Amount is equal to the Initial Base Policy Specified Amount adjusted for increases or decreases as allowed under the terms of the Policy.

   Underwriting Process: The underwriting process begins the day we receive your application at the BMA Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.

                                  Appendix B

                              INVESTMENT OPTIONS

   The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

   The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

   An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

INVESTORS MARK SERIES FUND, INC.

   Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC (Advisor), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment Option has a different investment objective. The Advisor has engaged sub-advisors to provide investment advice for the individual Investment Options. The following Investment Options are available under the Policy:

      Standish Mellon Asset Management Company LLC is the Sub-Advisor to the following Portfolios:

          Intermediate Fixed Income Portfolio

             The goal of this Portfolio is to seek a high level of current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

          Mid Cap Equity Portfolio

             The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in equity and equity-related securities of companies with market capitalization exceeding $2 billion but less than $10 billion at the time of purchase.

          Money Market Portfolio

             The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

          Global Fixed Income Portfolio

             The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than eight foreign countries.

      Columbia Management Advisors, Inc. (formerly, Stein Roe & Farnham Incorporated) is the Sub-Advisor to the following Portfolios:

          Small Cap Equity Portfolio

             The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($3.8 billion as of December 31, 2001). The Portfolio's Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

          Large Cap Growth Portfolio

             The goal of this Portfolio is long-term capital appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities.

      David L. Babson & Company Inc. is the Sub-Advisor to the following
   Portfolio:

          Large Cap Value Portfolio

             The goal of this Portfolio is long-term growth of capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in common stocks of companies with market capitalization exceeding $5 billion at the time of purchase, which are either listed on an exchange or over-the-counter.

      Lord Abbett & Co. LLC is the Sub-Advisor to the following Portfolio:

          Growth & Income Portfolio

             This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will primarily invest in equity securities of large, seasoned U.S. and multinational companies, generally exceeding $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Adviser believes are undervalued. This market capitalization may vary in response to changes in the market.

      Kornitzer Capital Management, Inc. is the Sub-Advisor to the following
   Portfolio:

          Balanced Portfolio

             The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Adviser's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income senior securities and a minimum of 25% of its total net assets in equity securities.

JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment adviser. The following Investment Option is available under the Policy:

          Janus Aspen Series International Growth Portfolio*

             The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
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* Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

THE ALGER AMERICAN FUND (Class O Shares)

   The Alger American Fund is a mutual fund with multiple portfolios. Fred Alger Management, Inc. serves as the investment advisor. The following Investment Options are available under the Policy:

          Alger American Growth Portfolio

             This Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

          Alger American Leveraged AllCap Portfolio

             This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

          Alger American MidCap Growth Portfolio

             This Portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having market capitalization within the range of companies in the Russell Midcap Growth Index.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

          VP Income & Growth

             This Portfolio seeks dividend growth, current income, and capital appreciation by investing in common stocks. The Portfolio invests in mainly large company stocks, such as those in the Standard & Poor's 500 Composite Stock Price Index, but it also may invest in the stocks of small and medium-size companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time while matching its risk characteristics.

          VP Value

             This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Adviser believes are undervalued at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

   The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

   The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. The following Investment Option is available under the Policy:

          Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

             This Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks.

VARIABLE INSURANCE PRODUCTS FUND

   The Variable Insurance Products are managed by Fidelity Management & Research Company. The following Investment Options are available under the
Policy:

          Fidelity VIP Overseas Portfolio

             This Portfolio seeks long-term growth of capital by investing at least 80% of its total assets in non-U.S. securities and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

          Fidelity VIP Growth Portfolio

             This Portfolio seeks to achieve capital appreciation by investing primarily in common stocks of companies that the Adviser believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

          Fidelity VIP Contrafund Portfolio

             This Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the Adviser believes are not fully recognized by the public.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

   INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment advisor. The following Investment Options are available under the Policy:

          INVESCO VIF-High Yield Fund

             The Fund seeks a high level of current income by investing primarily in bonds and other debt securities as well as preferred stock. It also seeks capital appreciation. The Fund normally invests at least 80% of its net assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds" and preferred stocks with investment grade and below investment grade ratings.

          INVESCO VIF-Core Equity Fund

             The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts
          (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

LAZARD RETIREMENT SERIES, INC.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

          Lazard Retirement Small Cap Portfolio

             This Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call or write to us at our Service Center.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0l02. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

   Investment Company Act of 1940 Registration File No. 811-08781.